                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05749
                    -----------------------------------------

                              THE CHINA FUND, INC.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               225 FRANKLIN STREET
                                BOSTON, MA 02110
 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

                                                            Copy to:

           Mary Moran Zeven                         Leonard B. Mackey, Jr., Esq.
               Secretary                               Clifford Chance US LLP
         The China Fund, Inc.                           31 West 52nd Street
          225 Franklin Street                      New York, New York 10019-6131
           Boston, MA 02110

(Name and Address of Agent for Service)


Registrant's telephone number, including area code:  (888) 246-2255

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2005

ITEM 1.  REPORT TO STOCKHOLDERS.

                              THE CHINA FUND, INC.

                                 ANNUAL REPORT

                                OCTOBER 31, 2005

                                              THE CHINA FUND, INC.
                                              TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
                                                                   Key Highlights                      1
                                                                   Asset Allocation                    2
                                                                   Industry Allocation                 3
                                                                   Chairman's Statement                4
                                                                   Investment Managers' Statements     5
                                                                   About the Portfolio Managers        9
                                                                   Schedule of Investments            10
                                                                   Financial Statements               16
                                                                   Notes to Financial Statements      20
                                                                   Report of Independent Registered
                                                                     Public Accounting Firm           25
                                                                   Other Information                  26
                                                                   Dividends and Distributions;
                                                                     Dividend Reinvestment
                                                                     and Cash Purchase Plan           35

THE CHINA FUND, INC.
KEY HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                      FUND DATA
--------------------------------------------------------------------------------------
            NYSE STOCK SYMBOL                                  CHN
--------------------------------------------------------------------------------------
               LISTING DATE                               JULY 10, 1992
--------------------------------------------------------------------------------------
            SHARES OUTSTANDING                              14,388,287
--------------------------------------------------------------------------------------
       TOTAL NET ASSETS (10/31/05)                       US$333.5 MILLION
--------------------------------------------------------------------------------------
   NET ASSET VALUE PER SHARE (10/31/05)                       $23.25
--------------------------------------------------------------------------------------
    MARKET PRICE PER SHARE (10/31/05)                         $24.55
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                 TOTAL RETURN
--------------------------------------------------------------------------------------------------------------
  PERFORMANCE AS OF
      10/31/05:                    NET ASSET VALUE(1)                            MARKET PRICE(2)
--------------------------------------------------------------------------------------------------------------
      12 Months                          (.70)%                                      (5.50)%
--------------------------------------------------------------------------------------------------------------
  3-Year Cumulative                      85.63%                                      131.92%
--------------------------------------------------------------------------------------------------------------
  3-Year Annualized                      22.90%                                       32.37%
--------------------------------------------------------------------------------------------------------------
  5-Year Cumulative                     126.21%                                      230.50%
--------------------------------------------------------------------------------------------------------------
  5-Year Annualized                      17.73%                                       27.01%
--------------------------------------------------------------------------------------------------------------
 10-Year Cumulative                     134.85%                                      171.62%
--------------------------------------------------------------------------------------------------------------
 10-Year Annualized                       8.91%                                       10.51%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                               DIVIDEND HISTORY
--------------------------------------------------------------------------------------------------------------
     RECORD DATE                         INCOME                                   CAPITAL GAINS
--------------------------------------------------------------------------------------------------------------
      12/22/04                          $ 0.1963                                     $3.3738
--------------------------------------------------------------------------------------------------------------
      12/31/03                          $ 0.0700                                     $1.7100
--------------------------------------------------------------------------------------------------------------
      12/26/02                          $0.06397                                     $0.1504
--------------------------------------------------------------------------------------------------------------
      12/31/01                          $ 0.1321                                          --
--------------------------------------------------------------------------------------------------------------
      12/31/99                          $ 0.1110                                          --
--------------------------------------------------------------------------------------------------------------
      12/31/98                          $ 0.0780                                          --
--------------------------------------------------------------------------------------------------------------
      12/31/97                                --                                     $0.5003
--------------------------------------------------------------------------------------------------------------
      12/31/96                          $ 0.0834                                          --
--------------------------------------------------------------------------------------------------------------
      12/29/95                          $ 0.0910                                          --
--------------------------------------------------------------------------------------------------------------
      12/30/94                          $ 0.0093                                     $0.6006
--------------------------------------------------------------------------------------------------------------
      12/31/93                          $ 0.0853                                     $0.8250
--------------------------------------------------------------------------------------------------------------
      12/31/92                          $ 0.0434                                     $0.0116
--------------------------------------------------------------------------------------------------------------

(1) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value per share percentages is not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. Total investment returns are historical and do not guarantee future results.

(2) Total investment returns are historical and do not guarantee future results.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                     TEN LARGEST LISTED EQUITY INVESTMENTS*
---------------------------------------------------------------------------------
 1.  Chaoda Modern Agriculture (Holdings) Ltd.                    3.85%
---------------------------------------------------------------------------------
 2.  China Netcom Group Corp. (Hong Kong) Ltd.                    3.04%
---------------------------------------------------------------------------------
 3.  China Life Insurance Co., Ltd.                               2.97%
---------------------------------------------------------------------------------
 4.  Cathay Financial Holding Co., Ltd.                           2.86%
---------------------------------------------------------------------------------
 5.  Xinao Gas Holdings, Ltd.                                     2.61%
---------------------------------------------------------------------------------
 6.  China Minsheng Co. Access Product                            2.50%
---------------------------------------------------------------------------------
 7.  Zijin Mining Group Co., Ltd.                                 2.34%
---------------------------------------------------------------------------------
 8.  Solomon Systech Ltd.                                         2.27%
---------------------------------------------------------------------------------
 9.  TPV Technology, Ltd.                                         2.27%
---------------------------------------------------------------------------------
10.  Anhui Expressway Co., Ltd.                                   2.11%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          LARGEST DIRECT INVESTMENTS*
--------------------------------------------------------------------------------
 1.  CDW Holding Ltd.                                             2.17%
--------------------------------------------------------------------------------
 2.  Global e-Business Services (BVI) Ltd.                        0.92%
--------------------------------------------------------------------------------
 3.  Captive Finance, Ltd.                                        0.91%
--------------------------------------------------------------------------------
 4.  teco Optronics Corp.                                         0.04%
--------------------------------------------------------------------------------

* Percentages based on net assets at October 31, 2005.

    INDUSTRY ALLOCATION (UNAUDITED)
--------------------------------------------------------------------------------
INDUSTRY ALLOCATION (AS A PERCENTAGE OF NET ASSETS)

                                  (PIE CHART)

Others                            13.6%
Information                       12.9%
  Technology
Financials                        12.5%
Industrials                       12.4%
Consumer                          12.3%
  Discretionary
Utilities                          8.2%
Materials                          6.6%
Energy                             6.4%
Consumer Staples                   6.1%
Health Care                        4.3%
Telecommunications                 4.7%

Fund holdings are subject to change and percentages shown above are based on total net assets as of October 31, 2005. A complete list of holdings as of October 31, 2005 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling 1-800-246-2255.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Stockholders,

During the past year the Chinese economy continued to grow strongly, with year-on-year Gross Domestic Product (GDP) growth exceeding 9%. But as the period ended, there were some signs that this growth might be slowing slightly with some weakness in the area of fixed asset investments. The prices of domestic commodities such as steel and coal started to fall. In July, the renminbi was re-pegged from the U.S. dollar to a basket of currencies, of undisclosed composition, which resulted in slight currency appreciation. However, the trade surplus with the U.S. continued to grow. And, given the mid-term Congressional elections in the United States next year, and growth in protectionist sentiment, we expect further upward pressure on the renminbi. Consumer inflation in China has fallen to low levels, although this may pick up slightly in 2006 as the government allows the adjustment of gasoline, electricity and water prices. However, as the currency seems likely to firm, there is little immediate threat of higher interest rates.

But this strong economic growth was not reflected in China's stock markets. A small number of large cap stocks, notably oils and telecoms, constituted most of what index gains there were. The entrepreneurial companies in which the Fund invests, many of them manufacturers, found their margins coming under pressure from rising costs. High levels of equity supply -- capped by the raising of US $9 billion for the listing of China Construction Bank -- was another burden on the market. Taiwan's market, to which the Fund had a large exposure, was held back by the political stalemate between a Democratic Progressive Party (DDP) president and Kuomintang (KMT) legislature. The domestic A-share market hit an eight-year low in the middle of the year, but we were heartened by the radical reform of the market undertaken by the Chinese authorities: in August the Fund completed a rights issue in excess of US$110 million in order to make a substantial asset allocation to the A-share market, which was previously closed to foreign investors. With building Renminbi liquidity, good progress in the reform of non-tradable shares and the increasing opening of the market to foreign investors, we hope that this pioneering move will show positive results in 2006.

A major obstacle to private equity deal activity in China was removed following the issuance of Circular 75 by the State Administration of Foreign Exchange
(SAFE). This Circular removes the regulatory uncertainty created by two earlier circulars. It marks a significant step towards a more transparent structure in the area of overseas investments by People's Republic of China (PRC) residents. Asian Direct Capital Management, the Fund's direct investment manager, expects a pickup in deal activity in the wake of the new SAFE circular.

We thank you for your continuing support. If you have any questions, comments or would like additional information on the Fund's holdings, we invite you to visit the Fund's website at www.chinafundinc.com or call (toll free) 1-888-CHN-CALL (246-2255).

Sincerely,

/s/ Alan Tremain

Alan Tremain
Chairman of the Board

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF LISTED INVESTMENTS
We continued to invest in what we consider the best Chinese companies wherever they are listed. Our market coverage now includes: Hong Kong, Taipei, Singapore, the A-share and B-share markets in Shanghai and Shenzhen, and ADRs traded on the Nasdaq. In general, the key elements of the Fund's investment style remained:

     - An active, consistent and disciplined approach;

     - Bottom-up stock selection, recognizing the inefficiencies of the Chinese market;

     - A focus on growth; and

     - A strategic bias to entrepreneurial companies.

When researching companies we continued to look for:

     - Credible managements, owning equity in the company;

     - High growth with sustainable margins; and

     - Balance sheets that are unhampered by high accounts receivables and intra-group transactions.

Therefore, over the past year we have been focusing on privately-owned, entrepreneurial companies that are set to benefit from China's economic growth, developing infrastructure, rising demand for consumer products and the progressive liberalisation of markets. We remain convinced that, by emphasising these types of companies, the Fund will outperform over the longer term.

Despite good business fundamentals and low valuations, the share prices of these companies have remained relatively becalmed. In part, the Fund's performance relative to the MSCI Golden Dragon index was held back by the Fund's exposure to the renminbi denominated A-share market, where the Fund began to invest from April. Over the 12 months to October 31 2005, the MSCI Golden Dragon index rose by 11.2% while the net asset value of the listed portfolio fell by 1.0%. Although the A-share market has certainly been weak, a liquidity-driven rally looks possible given the build-up in domestic liquidity and good progress in resolving the non-tradable share problem.

We retained our reservations about investing in poorly-managed state-owned enterprises and took the view that the major oil companies in China are state-owned and therefore liable to act in national, rather than in shareholders', interests. As such, a second negative factor for performance in relative terms was the strong performance from the state-owned oil companies and telecoms stocks, such as PETROCHINA, CNOOC and CHINA MOBILE. But we are confident that our approach will prove to be the right one over the longer term.

In the six months that have passed since our interim report, we have remained interested in consumer stocks. Some examples of recent additions include BIO-TREAT, which makes systems for the treatment of waste water (a huge problem in China) and the depressed SHANGHAI SEMICONDUCTOR, on signs of an upturn in the semiconductor

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF LISTED INVESTMENTS (CONTINUED)

cycle. Purchases in June included Radiant, the backlight module maker, which we expect to benefit from the growth in Liquid Crystal Displays (LCD) TV demand. Worried about the effect of the rising oil price on fuel costs, we took profits on EVA AIRWAYS. We took losses on the telecom equipment maker UTSTARCOM; debate on the restructuring of the Chinese telecom industry has caused confused operators to delay capital spending and postponed the issuance of 3G licences. We sold positions in WEICHAI POWER, on signs of a slow down in heavy truck demand, and GUANGSHEN RAILWAY, where funding from an A-share issue has been delayed indefinitely.

We are positive about the A-share market, which is the midst of radical reform; 220 companies, representing 30% of free market capitalization, have already announced non-tradable share reform plans, clearing a long-term overhang.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS
China has continued to register strong economic growth. GDP increased by 9.4% in the nine months ended September 2005. Retail sales increased by 12.1% in the same period.

We expect to increase the pace of direct investments following the issuance of Circular 75 by SAFE. The new rules set forth in the Circular clarify how Chinese residents can set up offshore vehicles to raise funds from foreign private equity investors.

As of October 31, 2005 the Fund's Direct Investment portfolio comprised the following investments:

CAPTIVE FINANCE LIMITED ("CAPTIVE")
Captive is engaged in providing operating and financial leases for technology products (PCs, servers, telecom equipment etc.). It has operations in Greater China, Singapore, Malaysia and Europe. Apart from seeking leasing opportunities within each of its national markets, there is active cross-selling of services between the Asian and European operations.

CDW HOLDING LIMITED ("CDW")
CDW manufactures a range of component parts for mobile telephones, office equipment and household appliances. Its fastest growing business is the assembly of backlight unit components for the mobile phone industry. For more than a decade, CDW has been supplying parts and accessories for office and consumer equipment to major Japanese manufacturers. CDW continues to expand its production capacity to cope with increasing demand.

CDW was listed on the Singapore Stock Exchange on January 26, 2005 and during the six month period ended October 31, 2005, CDW had paid a total dividend of US$0.61mn (2004 final and 2005 interim) to the Fund. For the nine months ended 2005, the company's revenue was US$75.3mn with a net profit after tax of US$7.6mn. Compared with same period last year, revenue increased by 3.9% while net profits dropped by 32.1%.

TECO OPTRONICS CORP. ("TECO")
teco designs and manufactures organic light emitting diodes (OLED) displays. It has a technology licensing agreement with Kodak. OLED is a new flat screen display technology that is competing with liquid crystal displays (LCDs). teco is a subsidiary of the TECO Group, a large Taiwanese business group.

teco has seen difficult trading conditions. Adoption of organic light emitting diodes (OLED) is slower than forecast and the industry is still unable to bring down costs sufficiently to compete with LCD display. teco is considering a number of restructuring options.

On July 8, 2005, the Fund's Board, in accordance with the Fund's valuation procedures, reduced teco's carrying value to US$150,000 from a cost of about US$590,000.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS (CONTINUED)

GLOBAL E-BUSINESS SERVICES (BVI) LTD. ("GO")
GO engages in operating e-commerce and e-government platforms and related business opportunities. In March 2003, GO was awarded one of the two available licenses in Hong Kong to provide and operate the front-end Government Electronic Trading Services and related electronic processing services for the trading community. GO is a subsidiary of Computer And Technologies Holdings Limited, a listed company in Hong Kong.

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGERS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LISTED INVESTMENT MANAGER
Mr. Chris Ruffle serves as the portfolio manager for the Fund's portfolio of listed securities. Mr. Ruffle joined Martin Currie in 1994. He is a Chinese and Taiwanese equity specialist with over 15 years investment experience in Asia. Fluent in Mandarin and Japanese, Mr. Ruffle has worked in the Far East since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg's office in Taiwan. Mr. Ruffle also manages The Martin Currie China Hedge Fund and the China "A" Share Fund.

DIRECT INVESTMENT MANAGER
Mr. Koh Kuek Chiang is the Executive Director of Asian Direct Capital Management ("ADCM") and is the portfolio manager of the Fund's portfolio of direct securities. Mr. Koh joined ADCM in 1998. Mr. Koh has over ten years of private equity investment experience in the United States, Europe and Asia working for the Government of Singapore Investment Corporation, Union Bank of Switzerland and private interests. His investment experience covers a wide range of industries, including telecommunications equipment, biotechnology, media, financial services and basic materials. Mr. Koh graduated with an engineering degree from the University of Western Australia and has a post-graduate Diploma in Business Administration from the National University of Singapore. He is a Chartered Financial Analyst and is fluent in English and Mandarin.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA -- SHENZHEN "B" SHARES
  INDUSTRIALS -- (0.9%)
     China International Marine Containers (Group) Co.,
       Ltd. ................................................   3,425,890            $  2,850,416
                                                                                    ------------
          TOTAL CHINA -- SHENZHEN "B" SHARES -- (Cost
            $1,215,941)                                                      0.9%      2,850,416
                                                                                    ------------
HONG KONG
  CONSUMER DISCRETIONARY -- (4.6%)
     Fu JI Food & Catering Services.........................   2,844,000               3,228,400
     Nanjing Dahe Outdoor Media Co., Ltd.+..................  37,500,000               1,064,214
     Ports Design Ltd. .....................................   4,721,500               4,415,634
     Shangri-La Asia Ltd. ..................................   3,100,000               4,338,768
     TCL Multimedia Technology Holdings Ltd. ...............  15,988,000               2,412,987
                                                                                    ------------
                                                                                      15,460,003
                                                                                    ------------
  CONSUMER STAPLES -- (6.1%)
     Chaoda Modern Agriculture (Holdings) Ltd. .............  34,089,900              12,862,537
     Li Ning Co. Ltd. ......................................  11,400,000               6,874,822
     Sino Golf Holdings, Ltd. ..............................   6,837,000                 590,902
                                                                                    ------------
                                                                                      20,328,261
                                                                                    ------------
  ENERGY -- (0.9%)
     China Power International Development Ltd. ............   4,907,000               1,645,752
     China Rare Earth Holdings, Ltd. .......................  15,254,000               1,219,974
                                                                                    ------------
                                                                                       2,865,726
                                                                                    ------------
  FINANCIAL -- (3.0%)
     China Life Insurance Co., Ltd.*........................  13,497,000               9,924,009
                                                                                    ------------
  HEALTHCARE -- (4.3%)
     China Shineway Pharmaceutical Group Ltd. ..............   7,615,000               3,192,481
     Global Bio-chem Technology Group Co. Ltd. .............   9,518,000               3,775,425
     Golden Meditech Co., Ltd. .............................  27,900,000               4,894,611
     Natural Beauty Bio-Technology, Ltd. ...................  32,780,000               2,431,374
                                                                                    ------------
                                                                                      14,293,891
                                                                                    ------------
  INDUSTRIALS -- (3.9%)
     Beiren Printing Machinery Holdings Ltd.+...............   7,000,000               1,155,801
     China Fire Safety Enterprise Group Holdings Ltd. ......  50,380,000               4,484,172
     TPV Technology, Ltd. ..................................   9,968,000               7,586,388
                                                                                    ------------
                                                                                      13,226,361
                                                                                    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (CONTINUED)
  INFORMATION TECHNOLOGY -- (3.2%)
     Arcontech Corp.(2)*....................................  18,386,000            $    237,171
     Digital China Holdings Ltd. ...........................  10,692,000               2,792,923
     Solomon Systech Ltd. ..................................  20,698,000               7,609,363
                                                                                    ------------
                                                                                      10,639,457
                                                                                    ------------
  MATERIALS -- (4.7%)
     Asia Aluminum Holdings Ltd. ...........................  23,250,000               1,889,464
     Asia Zirconium Ltd. ...................................  13,196,000               1,191,558
     Fountain Set (Holdings) Ltd. ..........................   6,714,000               2,598,230
     Ocean Grand Chemicals Holdings Ltd. ...................  17,379,000               2,174,561
     Zijin Mining Group Co., Ltd. ..........................  24,800,000               7,837,775
                                                                                    ------------
                                                                                      15,691,588
                                                                                    ------------
  TELECOMMUNICATIONS -- (4.1%)
     China Netcom Group Corp. (Hong Kong) Ltd. .............   6,435,500              10,169,355
     Comba Telecom Systems Holdings Ltd. ...................  16,118,000               3,638,516
                                                                                    ------------
                                                                                      13,807,871
                                                                                    ------------
  UTILITIES -- (2.6%)
     Xinao Gas Holdings Ltd. ...............................  11,560,000               8,723,459
                                                                                    ------------
  INDEX FUND -- (0.9%)
     Ishare Asia Trust*.....................................     580,000               3,030,108
                                                                                    ------------
          TOTAL HONG KONG -- (Cost $104,457,957)                            38.3%    127,990,734
                                                                                    ------------
HONG KONG -- "H" SHARES
  CONSUMER DISCRETIONARY -- (0.3%)
     Lianhua Supermarket Holdings Ltd. .....................     828,000                 897,191
                                                                                    ------------
  ENERGY -- (2.5%)
     China Oilfield Services Ltd. ..........................   9,546,000               3,509,468
     China Shenhua Energy Co. Ltd.*.........................   4,536,500               4,974,104
                                                                                    ------------
                                                                                       8,483,572
                                                                                    ------------
  INDUSTRIALS -- (2.7%)
     BYD Co., Ltd. .........................................   3,225,000               4,555,320
     Sinotrans Ltd. ........................................  12,835,000               4,470,279
                                                                                    ------------
                                                                                       9,025,599
                                                                                    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG -- "H" SHARES (CONTINUED)
  UTILITIES -- (4.1%)
     Anhui Expressway Co., Ltd. ............................  13,938,000            $  7,056,919
     Shenzhen Expressway Co., Ltd. .........................  21,494,000               6,792,949
                                                                                    ------------
                                                                                      13,849,868
                                                                                    ------------
          TOTAL HONG KONG -- "H" SHARES -- (Cost
            $26,307,905)                                                     9.6%     32,256,230
                                                                                    ------------
          TOTAL HONG KONG (INCLUDING "H" SHARES) -- (Cost
            $130,765,862)                                                   47.9%    160,246,964
                                                                                    ------------
SINGAPORE
  UTILITIES -- (1.4%)
     Bio-Treat Technology Ltd. .............................   9,799,000               4,796,491
                                                                                    ------------
          TOTAL SINGAPORE -- (Cost $4,045,565)                               1.4%      4,796,491
                                                                                    ------------
TAIWAN
  CONSUMER DISCRETIONARY -- (4.7%)
     Merry Electronics Co., Ltd. ...........................   3,012,016               6,643,196
     Synnex Technologies International Corp. ...............   5,682,164               6,875,873
     Taiwan FamilyMart Co., Ltd. ...........................   1,645,592               2,354,244
                                                                                    ------------
                                                                                      15,873,313
                                                                                    ------------
  FINANCIALS -- (5.2%)
     Cathay Financial Holding Co., Ltd. ....................   5,438,000               9,562,672
     Fubon Financial Holdings Co., Ltd. ....................   7,180,952               6,206,805
     SinoPac Financial Holdings Co. Ltd. ...................   3,996,000               1,572,127
                                                                                    ------------
                                                                                      17,341,604
                                                                                    ------------
  INDUSTRIALS -- (0.9%)
     Cheng Shin Rubber Industry Co., Ltd. ..................   4,129,481               2,978,509
                                                                                    ------------
  INFORMATION TECHNOLOGY -- (6.6%)
     Advanced Semiconductor Engineering Inc. ...............   8,046,000               4,904,123
     Data Systems Consulting Co., Ltd. .....................   4,362,043               3,328,266
     Taiwan Green Point Enterprises Co., Ltd. ..............   1,286,777               2,795,882
     Tripod Technology Corp. ...............................   3,334,095               6,916,323
     Wintek Corp. ..........................................   2,908,209               3,995,900
                                                                                    ------------
                                                                                      21,940,494
                                                                                    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
TAIWAN (CONTINUED)
  MATERIALS -- (0.9%)
     Yieh United Steel Corp. ...............................   9,483,000            $  2,967,721
                                                                                    ------------
          TOTAL TAIWAN -- (Cost $47,798,121)                                18.3%     61,101,641
                                                                                    ------------
UNITED STATES -- "N" SHARES
  CONSUMER DISCRETIONARY -- (1.1%)
     Chindex International Inc.*............................      69,987                 257,552
     The9 Ltd. ADR*.........................................     184,861               3,482,781
                                                                                    ------------
                                                                                       3,740,333
                                                                                    ------------
  TELECOMMUNICATIONS -- (0.6%)
     China Techfaith Wireless Communication Technology Ltd.
       ADR*.................................................     197,700               1,935,483
                                                                                    ------------
          TOTAL UNITED STATES -- "N" SHARES -- (Cost $8,079,263)             1.7%      5,675,816
                                                                                    ------------
          TOTAL COMMON STOCK AND OTHER EQUITY
            INTERESTS -- (Cost $191,904,752)                                70.2%    234,671,328
                                                                                    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
WARRANTS
  CONSUMER DISCRETIONARY -- (1.5%)
     Kweichow Moutai Co. Ltd. Access Product (expiration
       10/26/10) 144A, (2)(4)...............................     547,906            $  3,213,445
     Youngor Group Co. Ltd. Access Product (expiration
       10/26/10) 144A, (2)(4)...............................   4,423,873               1,800,516
                                                                                    ------------
                                                                                       5,013,961
                                                                                    ------------
  ENERGY -- (2.9%)
     China Petroleum Access Product (expiration 01/20/10)
       144A, (2)(3).........................................   5,539,000               2,686,415
     China Yangtze Power Co. Ltd. Access Product
       (expiration 10/26/10) 144A, (2)(4)...................   3,699,980               3,313,332
     Shenergy Co. Ltd. Access Product 144A, (2)(3)..........   5,950,000               3,896,640
                                                                                    ------------
                                                                                       9,896,387
                                                                                    ------------
  FINANCIAL -- (4.5%)
     China Merchants Bank Co. Ltd. Access Product
       (expiration 10/26/10) 144A, (2)(4)...................   4,199,962               3,262,530
     China Minsheng Banking Corp. Ltd. Access Product
       (expiration 01/17/06)(2)(3)..........................  18,401,722               8,354,382
     Shanghai Zhenhua Port Machinery Co. Ltd. Access Product
       (expiration 10/26/10) 144A, (2)(4)...................   3,102,911               3,358,281
                                                                                    ------------
                                                                                      14,975,193
                                                                                    ------------
  INDUSTRIALS -- (3.0%)
     Shanghai International Airport Co. Ltd. Access Product
       (expiration 10/26/10) 144A, (2)(4)...................   1,799,974               3,306,192
     Shanghai Port Container Co. Ltd. Access Product
       (expiration 10/26/10) 144A, (2)(4)...................   2,434,945               3,376,295
     Xinjiang Tebian Electric Apparatus Stock Co. Ltd.
       Access Product (expiration 10/26/10) 144A, (2)(4)....   3,577,791               3,319,117
                                                                                    ------------
                                                                                      10,001,604
                                                                                    ------------
  MATERIALS -- (1.0%)
     Qinghai Salt Lake Potash Co. Ltd. Access Product
       (expiration 10/26/10) 144A, (2)(4)...................   2,396,122               3,325,338
                                                                                    ------------
          TOTAL WARRANTS -- (Cost $42,990,388)                              12.9%     43,212,483
                                                                                    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
DIRECT INVESTMENTS
  FINANCIAL -- (0.9%)
     Captive Finance, Ltd., (acquired 5/24/02)(1)(2)*+......   2,000,000            $  3,045,000
                                                                                    ------------
  INFORMATION TECHNOLOGY -- (3.1%)
     CDW Holding Ltd., (acquired 1/26/05)(5)+...............  30,000,000               3,803,630
     CDW Holding Ltd., (acquired 1/26/05)(2)(5)(6)+.........  30,000,000               3,441,379
     Global e-Business Services (BVI) Ltd., (acquired
       6/18/04)(1)*.........................................      40,000               3,052,738
     teco Optronics Corp., (acquired 4/26/04)(1)(2)*........   1,861,710                 150,000
                                                                                    ------------
                                                                                      10,447,747
                                                                                    ------------
          TOTAL DIRECT INVESTMENTS -- (Cost $8,411,189)                      4.0%     13,492,747
                                                                                    ------------
TOTAL INVESTMENTS -- (Cost $243,306,329) (Note E)                           87.1%    291,376,558
                                                                                    ------------
OTHER ASSETS AND LIABILITIES                                                12.9%     43,119,016
                                                                                    ------------
NET ASSETS                                                                 100.0%   $334,495,574
                                                                           =====    ============

Notes to Schedule of Investments

  * Denotes non-income producing security.

(1) Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore initially valued at acquisition cost. These direct investments are valued at fair value as determined by the Board of Directors as discussed in Notes A and B to the Financial Statements.

(2) Security valued at fair value using methods as determined by or at the direction of the Board of Directors.

(3) Warrants issued by Citigroup Global Markets Holdings.

(4) Warrants issued by Credit Lyonnais (CLSA).

(5) This investment is directly listed on the Singapore Stock Exchange, however is still managed by ADCM.

(6) Restricted security; not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of the Board of Directors.

  + Affiliated issuer (see Note G).

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS:
  Investments in listed investments, at value (cost
     $230,544,908) (Note A).................................  $275,663,796
  Investments in direct investments, at value (cost
     $3,602,160) (Notes A and B)............................     3,202,738
  Investments in affiliated investments, at value (cost
     $9,159,261) (Notes A, B and G).........................    12,510,024
  Cash......................................................    62,649,307
  Foreign currency, at value (cost $10,082,794).............    10,094,824
  Receivable for investments sold...........................     5,941,381
  Receivable for fund shares sold...........................           632
  Dividends receivable......................................       114,142
                                                              ------------
TOTAL ASSETS................................................  $370,176,844
                                                              ------------
LIABILITIES:
  Payable for investments purchased.........................    35,285,645
  Investment management fee payable (Note C)................       198,343
  Administration, custodian and transfer agent fees
     payable................................................        92,811
  Directors fee payable.....................................        45,317
  Accrued expenses and other liabilities....................        59,154
                                                              ------------
TOTAL LIABILITIES...........................................    35,681,270
                                                              ------------
TOTAL NET ASSETS............................................  $334,495,574
                                                              ============
COMPOSITION OF NET ASSETS:
  Paid in capital (Note D)..................................  $251,448,636
  Undistributed net investment income.......................     3,069,063
  Accumulated net realized gain on investments and foreign
     currency transactions..................................    31,894,038
  Net unrealized appreciation on investments and foreign
     currency transactions..................................    48,083,837
                                                              ------------
TOTAL NET ASSETS............................................  $334,495,574
                                                              ============
NET ASSET VALUE PER SHARE:
  ($334,495,574/14,388,287 shares of common stock
     outstanding)...........................................        $23.25
                                                              ============

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income -- listed investments (including dividends of $719,624 from non-controlled affiliates, net of tax
     withheld of $445,278)..................................  $  7,027,085
  Interest income -- listed investments.....................         7,709
                                                              ------------
     TOTAL INVESTMENT INCOME................................     7,034,794
                                                              ------------
EXPENSES:
  Investment management fees (Note C).......................     2,212,905
  Custodian fees............................................       561,909
  Administration fees.......................................       368,344
  Directors' fees and expenses (Note C).....................       291,327
  Stock dividend tax expense................................       167,721
  Legal fees................................................       166,841
  Printing and postage......................................        90,022
  Shareholder service fees..................................        63,469
  Insurance.................................................        57,978
  Audit and tax service fees................................        57,431
  Stock exchange listing fee................................        23,590
  Transfer agent fees.......................................        22,696
  Miscellaneous expenses....................................         5,452
                                                              ------------
     TOTAL EXPENSES.........................................     4,089,685
                                                              ------------
NET INVESTMENT INCOME.......................................     2,945,109
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY:
  Net realized gain on listed investment transactions.......    31,894,268
  Net realized gain on foreign currency transactions........       124,147
                                                              ------------
                                                                32,018,415
                                                              ------------
  Net change in unrealized appreciation on listed
     investments and foreign currency transactions..........   (42,405,111)
  Net change in unrealized appreciation on direct
     investments............................................     1,087,398
                                                              ------------
                                                               (41,317,713)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................    (9,299,298)
                                                              ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (6,354,189)
                                                              ============

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 YEAR ENDED          YEAR ENDED
                                                              OCTOBER 31, 2005    OCTOBER 31, 2004
                                                              ----------------    ----------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income.....................................    $  2,945,109        $  2,087,971
  Net realized gain on investments and foreign currency
     transactions...........................................      32,018,415          34,053,318
  Net increase (decrease) in unrealized appreciation on
     investments and foreign currency translation...........     (41,317,713)        (24,935,481)
                                                                ------------        ------------
  Net increase (decrease) in net assets from operations.....      (6,354,189)         11,205,808
                                                                ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................      (1,979,079)           (705,122)
  Capital gains.............................................     (34,014,358)        (17,225,127)
                                                                ------------        ------------
  Total dividends and distributions to shareholders.........     (35,993,437)        (17,930,249)
                                                                ------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Fund shares sold (Note D).................................     110,307,729                  --
  Reinvestment of dividends and distributions (56,374 and
     8,740 shares, respectively)............................       1,649,496             332,196
                                                                ------------        ------------
  Net increase in net assets from capital share
     transactions...........................................     111,957,225             332,196
                                                                ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS.......................      69,609,599          (6,392,245)
NET ASSETS:
  Beginning of year.........................................     264,885,975         271,278,220
                                                                ------------        ------------
  End of year...............................................    $334,495,574        $264,885,975
                                                                ============        ============

Undistributed net investment income, end of year............    $  3,069,063        $  1,978,886
                                                                ============        ============

See notes to financial statements.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD(S)
INDICATED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 YEAR ENDED OCTOBER 31,
                                                  ----------------------------------------------------
                                                    2005       2004       2003       2002       2001
                                                  --------   --------   --------   --------   --------
PER SHARE OPERATION PERFORMANCE
Net asset value, beginning of year..............  $  26.27   $  26.93   $  14.92   $  13.19   $  12.37
                                                  --------   --------   --------   --------   --------
Net investment income...........................      0.21       0.21       0.06       0.11       0.14
Net realized and unrealized gain on investments
  and foreign currency transactions.............      0.34       0.91      12.16       1.75       0.68
                                                  --------   --------   --------   --------   --------
Total income from investment operations.........      0.55       1.12      12.22       1.86       0.82
                                                  --------   --------   --------   --------   --------
Less dividends and distributions:
  Dividend from net investment income...........     (0.20)     (0.07)     (0.06)     (0.13)      0.00
  Distributions from net realized capital
    gains.......................................     (3.37)     (1.71)     (0.15)      0.00       0.00
                                                  --------   --------   --------   --------   --------
Total dividends and distributions...............     (3.57)     (1.78)     (0.21)     (0.13)      0.00
                                                  --------   --------   --------   --------   --------
Net asset value, end of year....................  $  23.25   $  26.27   $  26.93   $  14.92   $  13.19
                                                  ========   ========   ========   ========   ========
Per share market price, end of year.............  $  24.55   $  29.15   $  34.74   $  12.61   $  10.74
                                                  ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN (BASED ON MARKET
  PRICE)........................................     (5.50)%   (12.16)%   179.41%     18.63%     20.13%
                                                  ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000's).................  $334,496   $264,886   $271,278   $150,319   $132,912
Ratio of expenses to average net assets.........      1.44%      1.41%      1.76%      1.97%      2.39%
Ratio of expenses to average net assets,
  excluding stock dividend tax expense..........      1.38%      1.34%      1.68%      1.85%      2.31%
Ratio of net investment income to average net
  assets........................................      1.04%      0.78%      0.32%      0.72%      1.09%
Portfolio turnover rate.........................        26%        40%        55%        68%       115%

See notes to financial statements.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of, and for the year ended, October 31, 2005 relate to the valuation of the Fund's Direct Investments, as further discussed below and in Note B.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Direct Investments not traded on an exchange are valued at fair value as determined by the Board of Directors based on advice from Direct Investment Manager. The Direct Investment's original cost is considered to be fair value unless the Board of Directors, based on such advice, concludes there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY TRANSLATION: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

OPTION CONTRACTS: The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counter parties to meet the terms of the contract.

INDEMNIFICATION OBLIGATIONS: Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from Capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received. The Fund records the taxes paid on stock dividends as an operating expense.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net realized capital gains. Income and capital gains distributions are determined in accordance with U.S. income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions.

The Fund made distributions of $3,061,875 from Ordinary Income and $32,931,562 from Long-Term Capital Gains during the year ended October 31, 2005. For the year ended October 31, 2004, the Fund made distributions of $11,181,223 from Ordinary Income and $6,749,026 from Long-Term Capital Gains. As of

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

October 31, 2005, the components of distributable earnings on a tax basis were $3,069,063 for undistributed ordinary income, $33,017,519 for undistributed long-term capital gains. At that date, the Fund had $46,960,357 of net unrealized appreciation. There were no significant differences between the book basis and tax basis of components of net assets other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code available to certain investment companies, including making distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

NOTE B -- VALUATION OF DIRECT INVESTMENTS
At October 31, 2005, Direct Investments amounting to $6,247,738 (1.87% of net assets) have been valued at fair value as determined by the Board of Directors in the absence of readily ascertainable market values. The procedures applied by the Board of Directors in arriving at its estimate of value of securities without readily available market values comply with the Fund's policies for valuing Direct Investments at original cost unless the Board of Directors, based on advice from the Direct Investment Manager, concludes that there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments. Determination of fair values involves subjective judgment and, because of the inherent uncertainty of valuation, the Board of Directors' estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

NOTE C -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Martin Currie Inc. is the investment manager for the Fund's listed assets (the "Listed Assets"). On August 3, 2005, the Fund completed a rights offering which permitted the Fund's stockholders to purchase one new share for each three shares of the Fund held. Prior to completion of the rights offering, Martin Currie Inc. received a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$400 million of the Fund's average weekly net assets invested in Listed Assets; and 0.50% of the Fund's average weekly net assets invested in Listed Assets in excess of US$400 million. Effective as of the completion of the rights offering, Martin Currie Inc. receives a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$315 million of the Fund's average weekly net assets invested in Listed Assets; and 0.50% of the Fund's average weekly net assets invested in Listed Assets in excess of US$315 million.

Asian Direct Capital Management ("ADCM") is the investment manager for the Fund's assets allocated to Direct Investments. ADCM receives a fee, computed weekly and payable monthly at an annual rate equal to the greater of $300,000 or 2.2% of the average weekly value of the net assets of the Fund invested in Direct Investments.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Effective October 1, 2005, the Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $27,500 and $12,000, respectively, plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

NOTE D -- CAPITAL STOCK
The Board of Directors of the Fund has approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the year ended October 31, 2005, the Fund did not participate in this program.

On August 3, 2005, the Fund completed a rights offering, permitting stockholders to purchase one new share for each three shares of the Fund held, for a total of 4 million shares of its common stock. Proceeds to the Fund, before expenses of $1,339,770, amounted to $111,647,500. At October 31, 2005, 100,000,000 shares of
$.01 par value common stock were authorized.

NOTE E -- INVESTMENT TRANSACTIONS
For the year ended October 31, 2005, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $67,608,894 and $166,389,632, respectively. At October 31, 2005, the cost of investments for federal income tax purposes was $244,429,809. Gross unrealized appreciation of investments was $67,670,065, while gross unrealized depreciation of investments was $20,723,316, resulting in net unrealized appreciation of investments of $46,946,749.

NOTE F -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE G -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                                                                                                  DIVIDENDS
                                                                                                 INCLUDED IN
                                                                                                  DIVIDEND
                         BALANCE OF                                  BALANCE OF                    INCOME-
                         SHARES HELD       GROSS       GROSS SALES   SHARES HELD      VALUE         NON-
                         OCTOBER 31,     PURCHASES         AND       OCTOBER 31,   OCTOBER 31,   CONTROLLED
NAME OF ISSUER              2004       AND ADDITIONS   REDUCTIONS       2005          2005       AFFILIATES
--------------           -----------   -------------   -----------   -----------   -----------   -----------
Captive Finance,
  Ltd. ................   2,000,000             --             --     2,000,000    $ 3,045,000    $     --
CDW Holdings Ltd. .....                 80,000,000     20,000,000    60,000,000      7,245,009     615,489
Beiren Printing
  Machinery Holdings
  Ltd. ................   7,000,000                            --     7,000,000      1,155,801      67,661
Nanjing Dahe Outdoor
  Media Co., Ltd. .....  37,500,000                            --    37,500,000      1,064,214      36,474
                                                                                   -----------    --------
                                                                                   $12,510,024    $719,624
                                                                                   ===========    ========

* Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding securities.

NOTE H -- RESTRICTED SECURITIES:
Certain investments of the Fund are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The table below shows the number of shares held, the acquisition dates, aggregate costs, fair values as of October 31, 2005, the value per share of such securities, the percentage of net assets which the securities represent. The Fund does not have the right to demand that such securities be registered.

                                                                                                          PERCENTAGE
                                           NUMBER OF    ACQUISITION                           VALUE PER     OF NET
      SECURITY           SECURITY TYPE       SHARES        DATE         COST     FAIR VALUE     SHARE       ASSETS
---------------------  -----------------   ----------   -----------   --------   ----------   ---------   ----------
CDW Holdings Ltd.      Direct Investment   30,000,000   1/26/2005     $882,014   $3,441,379     $0.11       1.03%

THE CHINA FUND, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE CHINA FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The China Fund, Inc. (the"Fund") as of October 31, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Fund for the year ended October 31, 2004 were audited by other auditors whose report, dated December 10, 2004, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of it's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 27, 2005

THE CHINA FUND, INC.
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TAX INFORMATION

     CAPITAL GAINS DISTRIBUTIONS: $32,931,562 of distributions during the fiscal year ended October 31, 2005 has been designated as capital gains dividends for the purpose of the dividends paid deduction, of which 100% represents 15% rate gains.

     FOREIGN TAXES CREDIT: With respect to distributions for the fiscal year ended October 31, 2005, the Fund designates $612,999 as foreign taxes paid and $7,472,363 as foreign source income earned for regular Federal income tax purposes.

     QUALIFIED DIVIDEND INCOME: For the fiscal year ended October 31, 2005, the Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

PRIVACY POLICY

                                 PRIVACY NOTICE

The China Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

     [ ] Information it receives from shareholders on applications or other forms; and

     [ ]  Information about shareholder transactions with the Fund.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who needs to know that information to provide products or services to shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that are used by the Fund's investment advisers to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling 1-888-CHN-CALL (246-2255); and (2) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information

THE CHINA FUND, INC.
OTHER INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

regarding how the investment advisers voted these proxies during the most recent 12-month period ended June 30th is available by calling the same number and on the Commission's website.

QUARTERLY PORTFOLIO OF INVESTMENTS
The Fund files with the Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund's Form N-Qs are available on the Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-888-246-2255.

CERTIFICATIONS
The Fund's chief executive officer has certified to the New York Stock Exchange that, as of October 31, 2005, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

BOARD DELIBERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL BACKGROUND
Martin Currie Inc. ("Martin Currie") acts as the Fund's investment manager, with exclusive investment discretion over the Fund's assets, other than those invested in direct investments (the "Listed Assets"), pursuant to a Management Agreement with the Fund. In August 2005, the Fund successfully completed a rights offering which increased the Fund's assets by over US$110 million. Prior to the rights offering, the Fund paid Martin Currie a fee for its investment management services, computed weekly and payable monthly, at an annual rate of 0.70% of the Fund's average weekly net assets consisting of Listed Assets up to US$400 million and 0.50% of the Fund's average weekly net assets consisting of Listed Assets in excess of US$400 million. Pursuant to an amendment to the Management Agreement ("Amendment No. 1 to the Management Agreement"), subsequent to completion of the rights offering, Martin Currie has reduced the levels of the Fund's assets consisting of Listed Assets at which the 0.50% of the Fund's weekly net assets rate applies from $400 million to $315 million. Martin Currie is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act").

Asian Direct Capital Management ("ADCM") acts as investment manager to the Fund with exclusive investment discretion over the portion of the Fund's assets that is invested in direct investments pursuant to the terms of a Direct Investment Management Agreement between the Fund and ADCM (the "Direct Management Agreement"). The Fund may invest up to 25% of the net proceeds of its offerings of its outstanding common stock in direct equity investments. For its direct investment management services, ADCM receives from the Fund a fee, payable monthly, at an annual rate of the greater of US$300,000 or 2.2% of the average weekly assets of the Fund allocated to direct investments. ADCM is a registered investment adviser under the Advisers Act. ADCM is a wholly owned, indirect subsidiary of State Street Global Advisors ("SSgA"), the investment management division of State Street Corporation. State Street Bank and Trust Company ("State Street"), an affiliate of State Street Corporation, serves as administrator and custodian for the Fund.

The Fund's Board of Directors (the "Board") is legally required to review and re-approve the Management Agreement and the Direct Management Agreement once a year. Throughout the year, the Board considers a wide variety of materials and information about the Fund, including, for example, the Fund's investment performance, adherence to stated investment objectives and strategies, assets under management, expenses, regulatory compliance and management. The Board periodically meets with senior management and portfolio managers of both Martin Currie and ADCM and reviews and evaluates their professional experience, credentials and qualifications. This information supplements the materials the Board received in preparation for the Meeting described below.

APPROVAL PROCESS
The Board, consisting entirely of "independent directors" within the meaning of the Investment Company Act of 1940, unanimously approved the Management Agreement, Amendment No. 1 to the Management Agreement, and the Direct Management Agreement at an "in person" meeting held on June 9, 2005 (the "Meeting"). In determining whether it was appropriate to approve each of the Management Agreement, Amendment No. 1 to

BOARD DELIBERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

the Management Agreement and the Direct Management Agreement, the Board requested information, provided by Martin Currie and ADCM, that it believed to be reasonably necessary to reach its conclusion. At the Meeting, the Board discussed issues pertaining to the proposed approval of the Management Agreement, Amendment No. 1 to the Management Agreement, and the Direct Management Agreement with representatives from Martin Currie and ADCM and with legal counsel. This information together with the information provided to the Directors throughout the course of year formed the primary basis for the Directors' determinations.

Prior to the Meeting, the Board met in an executive session for the purpose of considering the approval of the Management Agreement, Amendment No. 1 to the Management Agreement, and Direct Management Agreement. During that executive session, the Directors reviewed a memorandum which detailed the duties and responsibilities of the Directors with respect to their consideration of the Management Agreement and Direct Management Agreement. The Directors reviewed the contract renewal materials provided by Martin Currie and ADCM, including, but not limited to (1) an organizational overview of each of Martin Currie and ADCM and biographies of those personnel providing services to the Fund, (2) a copy of each of the Management Agreement, Amendment No. 1 to the Management Agreement, and the Direct Management Agreement, (3) a profitability analysis of each of Martin Currie and ADCM, (4) financial statements of each of Martin Currie and ADCM, including, with respect to ADCM, a letter of continuing financial support from SSgA, (5) Form ADV of each of Martin Currie and ADCM, and (6) performance and fee comparison data provided by Fundamental Data, a third party vendor of such information.

MANAGEMENT AGREEMENT
In evaluating the Management Agreement and Amendment to the Management Agreement, the Directors drew on materials provided to them by Martin Currie. In deciding whether to renew the Management Agreement and approve Amendment No. 1 to the Management Agreement, the Directors considered various factors, including
(1) the nature, extent and quality of the services provided by Martin Currie under the Management Agreement, (2) the investment performance of the Fund's listed investments, (3) the costs to Martin Currie of its services and the profits realized by Martin Currie, from its relationship with the Fund, and (4) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Management Agreement reflect these economies of scale.

1. Nature, Extent and Quality of the Services provided by Martin Currie

In considering the nature, extent and quality of the services provided by Martin Currie, the Directors relied on their prior experience as Directors of the Fund as well as on the materials provided at the Meeting. They noted that under the Management Agreement Martin Currie is responsible for managing the Fund's listed investments in accordance with the Fund's investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Directors, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund's transactions in listed

BOARD DELIBERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

investments, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Fund as investing primarily in equity securities of China companies. They also noted the experience and expertise of Martin Currie as appropriate as an adviser to the Fund.

The Directors reviewed the background and experience of Martin Currie's senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund's listed investments, and the responsibilities of the latter with respect to the Fund. They also considered the resources, operational structures and practices of Martin Currie in managing the Fund's listed portfolio, in monitoring and securing the Fund's compliance with its investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of Martin Currie, the Directors took into account the fact that Martin Currie's experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by Martin Currie to the Fund were appropriate, and could be expected to remain so.

2. Investment Performance of the Fund's Listed Investments

The Directors noted that, in view of the distinctive investment objective of the Fund, the investment performance of the Fund's listed investments was satisfactory. Of importance to the Directors was the extent to which the Fund achieved its objective. Drawing upon information provided at the Meeting and upon reports provided to the Directors by Martin Currie throughout the preceding year, the Directors determined that, while the Fund's listed investments had underperformed the MSCI Golden Dragon Index during recent periods, the listed investments had outperformed the Index for the three-year period ended April 30, 2005. The Directors discussed with the representatives of Martin Currie present at the Meeting the reasons for the recent underperformance. They further concluded, on the basis of the limited universe of comparable funds, that the expense ratio of the Fund was as low as, or lower than, those of the Fund's direct competitors. Accordingly, the Directors concluded that the performance of the Fund was satisfactory.

3. The Costs to Martin Currie of its Services and the Profits realized by Martin Currie from its Relationship with the Fund

The Directors considered the profitability of the advisory arrangement with the Fund to Martin Currie. The Directors had been provided with data on the Fund's profitability to Martin Currie for the Fund. They first discussed with representatives of Martin Currie the methodologies used in computing the costs that formed the bases of the profitability calculations. Concluding that these methodologies were reasonable, they turned to the data provided. After extensive discussion and analysis they concluded that, to the extent that Martin Currie's relationship with the Fund had been profitable, the profitability was in no case such as to render the advisory fee excessive.

BOARD DELIBERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In considering whether Martin Currie benefits in other ways from its relationship with the Fund, the Directors noted that other than the advisory fee, there is no other investment advisory and brokerage fee received or receivable by Martin Currie from the Fund. The Directors concluded that, to the extent that Martin Currie derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the adviser's fees excessive.

4. The Extent to which Economies of Scale would be Realized if and as the Fund Grows and whether the Fee Levels in the Management Agreement Reflect these Economies of Scale

On the basis of their discussions with management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that Martin Currie was likely to realize economies of scale in the management of the Fund as it grows in size. It was noted in the Board's discussion with representatives of Martin Curie that Martin Currie's assets under management from its China business had increased substantially from US$200 million in March 2002 to US$1.2 billion currently and as such Martin Currie had realized economies of scale from managing more China portfolios for more clients. It was noted that these economies of scale were shared with the Fund because they had enabled Martin Currie to develop centralized dealing facilities that pool transactions across all of its clients. However, Martin Currie had noted in its materials provided to the Board that these economies of scale were not infinite and that managing too much money may impair performance. Therefore, in August 2004, Martin Currie closed its Greater China product to new segregated institutional business to protect the interests of its existing clients so that the Fund would also benefit from Martin Currie's not seeking to further grow its number of China clients. The Directors also noted that the Management Agreement currently contemplates sharing economies of scale by providing for a lower fee rate at higher asset levels and that Martin Currie had agreed (in Amendment No. 1 to the Management Agreement) to lower the asset level at which the lower fee rate took affect if the Fund's rights offering was successful.

In order to better evaluate the Fund's advisory fee, the Directors had requested comparative information with respect to fees paid by similar funds -- i.e., funds that invest in China. The Directors found that, because of the distinctive nature of the Fund, the universe of similar funds was limited. Moreover, the Fund's aggregate advisory fees were lower than several of its competitors'. The Directors noted that the Fund's total expense ratio was lower than most of the comparable funds' total expense ratio. The Directors concluded that the limited data available provided some indirect confirmation of the reasonableness of Martin Currie's fee.

APPROVAL OF MANAGEMENT AGREEMENT
The Directors approved the continuance of the Fund's Management Agreement after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by Martin Currie were appropriate, that the performance of the Fund had been satisfactory, and that Martin Currie could be expected to provide services of high quality. As to Martin Currie's fees for the Fund, the Directors determined

BOARD DELIBERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund's relationship with Martin Currie was not so profitable as to render the fees excessive, that any additional benefits to Martin Currie were not of a magnitude materially to affect the Directors' deliberations, and that the fees adequately reflected shared economies of scale with the Fund.

With respect to Amendment No. 1 to the Management Agreement, the Directors determined that the proposed advisory fee was fair and reasonable based on the information provided. It was noted that Amendment No. 1 would lower the level of the Fund's listed assets at which a lower fee rate would apply and was contingent upon the successful completion of the Fund's rights offering. Such revised advisory fee would be 0.70% of the first $315,000,000 of the Fund's average weekly net assets consisting of Listed Assets and 0.50% of the Fund's average weekly net assets consisting of Listed Assets in excess of $315,000,000. The details of such rights offering had been discussed earlier in the Meeting.

DIRECT MANAGEMENT AGREEMENT
In deciding whether to renew the Direct Management Agreement, the Directors considered various factors, including (1) the nature, extent and quality of the services provided by ADCM under the Direct Management Agreement, (2) the investment performance of the Fund's direct investments, (3) the costs to ADCM of its services and the profits realized by ADCM, from its relationship with the Fund, and (4) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Direct Management Agreement reflect these economies of scale.

1. Nature, Extent and Quality of the Services provided by ADCM

In considering the nature, extent and quality of the services provided by ADCM, the Directors relied on their prior direct experience as Directors of the Fund as well as on the materials provided at the Meeting. They noted that under the Direct Management Agreement, ADCM is responsible for managing the direct investments of the Fund in accordance with the Fund's investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Directors, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund's direct investments, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Fund as investing primarily in equity securities of China companies. They also noted the experience and expertise of ADCM in making direct investments as appropriate as an adviser to such Fund.

The Directors reviewed the background and experience of ADCM's senior management, including those individuals responsible for the investment and compliance operations relating to the direct investments of the Fund, and the responsibilities of the latter with respect to the Fund. They also considered the resources, operational structures and practices of ADCM in managing the Fund's direct investments, in monitoring and securing the Fund's compliance with its investment objective and policies with respect to the Fund's direct

BOARD DELIBERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

investments and with applicable laws and regulations. The Directors also considered information about ADCM's overall investment management business, noting that ADCM manages funds in South Korea and Thailand that invest in the Asia Pacific region. In addition, ADCM, as a subsidiary of SSgA, has access to the international business network of State Street Corporation for investment opportunities. Drawing upon the materials provided and their general knowledge of the business of ADCM, the Directors took into account the fact that ADCM's experience, resources and strength in these areas are of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by ADCM to the Fund were appropriate and could be expected to remain so.

2. Investment Performance of the Fund

The Directors noted that, in view of the distinctive investment objective of the Fund, the investment performance of the Fund's direct investment portfolio was satisfactory. Of importance to the Directors was the extent to which the Fund achieved its objective. Drawing upon information provided at the Meeting and upon reports provided to the Directors by ADCM throughout the preceding year, they determined that the Fund's direct investment portfolio had outperformed the MSCI Golden Dragon Index for the year-to-date, one- and three-years periods ending April 30, 2005. They further concluded, on the basis of the limited universe of comparable funds, that the expense ratio of the Fund was as low as, or lower than, those of their direct competitors. Accordingly, they concluded that the performance of the Fund's direct investment portfolio was satisfactory.

3. The Costs to ADCM of its Services and the Profits realized by ADCM from its Relationship with the Fund

The Directors considered the profitability of the advisory arrangement with the Fund to ADCM and of the Fund's relationship with ADCM's affiliate, State Street, in its role as administrator and custodian for the Fund. The Directors had been provided with data on the Fund's profitability to ADCM for the Fund's last two fiscal years, as well as data on the Fund's profitability to State Street for the last five years. They first discussed with representatives of ADCM and State Street the methodologies used in computing the costs that formed the bases of the profitability calculations. Concluding that these methodologies were reasonable, they turned to the data provided. After discussion and analysis they concluded that, to the extent that ADCM's and State Street's relationships with the Fund had been profitable to either or both of those entities, the profitability was in no case such as to render the advisory fee excessive. The Directors also noted SSgA's continuing support of ADCM as a subsidiary.

In considering whether ADCM or its affiliates benefit in other ways from their relationship with the Fund, the Directors noted that other than the advisory fee, there is no other investment advisory and brokerage fee received or receivable by ADCM or its affiliates; however, an affiliate of ADCM serves as the Fund's administrator and custodian. The Directors noted that the fees reserved by the affiliate for administration and custodial services were reasonable in relation to the services provided. The Directors concluded that, to the extent that ADCM or

BOARD DELIBERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

its affiliates derive other benefits from their relationship with the Fund, those benefits are not so significant as to render the adviser's fees excessive.

4. The Extent to which Economies of Scale would be Realized if and as the Fund Grows and whether the Fee Levels in the Direct Management Agreement Reflect these Economies of Scale

On the basis of their discussions with management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that ADCM would not at this time realize economies of scale in the management of the Fund. It was noted that the Directors had discussed the closure of the ADCM Pan Asia Investment Fund ("AAIF") with ADCM and that a first closing of this fund was anticipated in December 2005 and a final closing by June 2006. The Directors noted that ADCM expected that its assets under management would increase substantially and this may lead to the generation of some economies of scale, only if AAIF and the Fund have a number of similar investments. Further, these economies of scale would be greater than if there was no overlap between the funds.

The Directors noted that there were no comparable funds investing in direct investments for purposes of comparing the fees paid by the Fund to ADCM to the fees paid by other funds. The Directors noted, however, that advisers to private funds that principally make direct investments (typically referred to as "private equity funds") typically pay their advisers an asset-based fee of 1% to 2% of the fund's assets plus a performance fee of 15% to 25% of the private fund's gains on its investments. Since the Fund is not permitted under the Investment Company Act of 1940 to pay a similar performance fee, the Directors concluded that the fee paid to ADCM of the greater of $300,000 and 2.2% of the Fund's daily net assets invested in direct investments was a reasonable fee to obtain the services of a direct investment manager such as ADCM. The Directors also noted that, notwithstanding this relatively high fee rate paid to ADCM, the Fund's overall advisory fees, combining the fees paid to ADCM with those paid to Martin Currie, were nevertheless lower than the fees paid by comparable funds, investing solely in listed investments and that the Fund's total expense ratio was lower than most of the comparable fund's total expense ratios.

APPROVAL OF DIRECT MANAGEMENT AGREEMENT
The Directors approved the continuance of the Fund's Direct Management Agreement after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by ADCM were appropriate, that the performance of the Fund had been satisfactory, and that ADCM could be expected to provide services of high quality. As to ADCM's fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund's relationship with ADCM and State Street was not so profitable as to render the fees excessive, that any additional benefits to ADCM and/or State Street were not of a magnitude materially to affect the Directors' deliberations.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund will distribute to shareholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each shareholder will be deemed to have elected, unless Equiserve Trust Company, N.A., the Plan Administrator, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Administrator in Fund shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Equiserve Trust Company, N.A., as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting EquiServe c/o The China Fund, Inc. at P.O. Box 43010, Providence, Rhode Island 02940-3011. Phone:
1-800-426-5523.

Equiserve Trust Company, N.A. ("EquiServe") or the ("Plan Administrator"), a federally chartered trust institution, acts as Plan Administrator. EquiServe, Inc. an affiliate of EquiServe and a transfer agent registered with the Securities and Exchange Commission, acts as Service Agent for EquiServe. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Administrator will, as administrator for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Administrator, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Administrator will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Administrator, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Administrator, it is suggested that participants send in voluntary cash payments to be received by the Plan Administrator approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Administrator's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Administrator's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Administrator will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Administrator by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to EquiServe c/o The China Fund, Inc. at P.O. Box 43011, Providence, Rhode Island 02940-3011. Phone: 1-800-426-5523.

DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following table provides information concerning each of the Directors of the Fund. The Board of Directors is comprised of Directors who are not interested persons of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Directors are divided into three classes, designated as Class I, Class II and Class III. The Directors in each such class are elected for a term of three years to succeed the Directors whose term of office expires. Each Director shall hold office until the expiration of his term and until his successor shall have been elected and qualified. The Fund Complex consists of one series.

                                                            PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE) AND                   PRESENT OFFICE                 DURING PAST FIVE YEARS AND                DIRECTOR
ADDRESS OF DIRECTOR               WITH THE FUND          DIRECTORSHIPS IN PUBLICLY HELD COMPANIES          SINCE
-------------------              ---------------  ------------------------------------------------------  --------
Alan Tremain (69)..............  Chairman of the  Chairman of the Board of the Fund; Chairman, Hotels of    1992
  58 Avenue de la Reale          Board and        Distinction Ventures, Inc. (1989-2005); Chairman,
  Port la Galere                 Director         Hotels of Distinction (International), Inc.
  Theoule-sur-Mer                                 (1974-2005).
  06590 France

Michael F. Holland (61)........  Director         Chairman, Holland & Company L.L.C. (1995-present);        1992
  375 Park Avenue                                 Director, The Holland Balanced Fund, Inc. and Reaves
  New York, New York 10152                        Utility Income Fund; Trustee, State Street Master
                                                  Funds and State Street Institutional Investment Trust.

James J. Lightburn (62)........  Director         Attorney, Nomos, (2004-present); Attorney, member of      1992
  13, Rue Alphonse de Neuville                    Hughes Hubbard & Reed (1993-present).
  75017 Paris, France

Joe O. Rogers (56).............  Director         The Rogers Team LLC, organizing member (July 2001-        1992
  2477 Foxwood Drive                              present); Manager, The J-Squared Team LLC (April 2003-
  Chapel Hill, NC 27514                           May 2004); Executive Vice President, Business
                                                  Development, PlanetPortal.com, Inc. (Sept. 1999-May
                                                  2001); Director, The Taiwan Fund, Inc. (1986-present).

Nigel S. Tulloch (59)..........  Director         Chief Executive, HSBC Asset Management Bahamas Limited    1992
  7, Circe Circle                                 (1986-1992); Director, The HSBC China Fund Limited.
  Dalkeith
  WA6009
  Australia

Gary L. French (54)............  President        Senior Vice President, State Street Bank and Trust
  225 Franklin Street                             Company (2002-present); Managing Director, Deutsche
  Boston, MA 02110                                Asset Management, Inc. and Zurich Scudder Investments
                                                  (acquired by Deutsche Bank in 2002) (2001-2002);
                                                  President, UAM Fund Services, Inc. (1995-2001).

William C. Cox (39)*...........  Treasurer        Vice President, State Street Bank and Trust Company.
  225 Franklin Street
  Boston, MA 02110

Mary Moran Zeven (44)..........  Secretary        Senior Vice President and Senior Counsel, State Street
  225 Franklin Street                             Bank and Trust Company.
  Boston, MA 02110

* Ann M. Carpenter resigned as the Fund's Treasurer effective April 29, 2005, and William C. Cox was elected by the Fund's Board of Directors as the new Treasurer of the Fund on June 9, 2005.

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

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

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

THE CHINA FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

UNITED STATES ADDRESS
The China Fund, Inc.
225 Franklin Street
Boston, MA 02110
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
Alan Tremain, O.B.E., Director and Chairman of the Board
Gary L. French, President
Michael F. Holland, Director
James J. Lightburn, Director
Joe O. Rogers, Director
Nigel S. Tulloch, Director
William C. Cox, Treasurer
Mary Moran Zeven, Secretary

LISTED INVESTMENT MANAGER
Martin Currie Inc.

DIRECT INVESTMENT MANAGER
Asian Direct Capital Management

SHAREHOLDER SERVICING AGENT
The Altman Group

ADMINISTRATOR AND CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
Equiserve Trust Company, N.A. in care of Computershare Investor Services

INDEPENDENT AUDITORS
Deloitte & Touche LLP

LEGAL COUNSEL
Clifford Chance US LLP

ITEM 2.  CODE OF ETHICS.

(a) The China Fund, Inc. (the "Fund") has adopted a Code of Ethics that applies to the Fund's principal executive officer and principal financial officer.

(c) There have been no amendments to the Fund's Code of Ethics during the reporting period for this Form N-CSR.

(d) There have been no waivers granted by the Fund to individuals covered by the Fund's Code of Ethics during the reporting period for this Form N-CSR.

(f) A copy of the Fund's Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)      (1)      The Board of Directors of the Fund has determined that the
                  Fund has one member serving on the Fund's Audit Committee that possesses the attributes identified in Instruction 2(b) of
                  Item 3 to Form N-CSR to qualify as "audit committee financial expert."

         (2) The name of the audit committee financial expert is Michael F. Holland. Mr. Holland has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Fund changed independent registered public accounting firms for the fiscal year ended October 31, 2005.

(a)      Audit Fees

         For the fiscal year ended October 31, 2005, Deloitte & Touche LLP ("Deloitte"), the Fund's independent registered public accounting firm, billed the Fund aggregate fees of US$48,500 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

         For the fiscal years ended October 31, 2004, KPMG LLP ("KPMG"), the Fund's previous independent public accounting firm, billed the Fund aggregate fees of US$48,500 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

(b)      Audit-Related Fees

         For the fiscal year ended October 31, 2005, Deloitte did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

         For the fiscal year ended October 31, 2004, KPMG did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

(c)      Tax Fees

         For the fiscal year ended October 31, 2005, Deloitte billed the Fund aggregate fees of US$8,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

         For the fiscal year ended October 31, 2004, KPMG billed the Fund aggregate fees of US$8,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

(d)      All Other Fees

         For the fiscal year ended October 31, 2005, Deloitte billed the Fund US$13,500 for the provision of security counts.

         For the fiscal year ended October 31, 2004, KPMG did not bill the Fund any fees for products and services other than those disclosed above.

(e) The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund's independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the "1934 Act"). All of the audit and tax services described above for which Deloitte or KPMG billed the Fund fees for the fiscal years ended October 31, 2005 and October 31, 2004, respectively, were pre-approved by the Audit Committee.

         For the fiscal years ended October 31, 2005 and October 31, 2004, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Deloitte or KPMG.

(f)      Not applicable.

(g) For the fiscal year ended October 31, 2005, Deloitte did not bill the Fund any non-audit fees. During the same period, the aggregate non-audit fees billed by Deloitte for services rendered to State Street Bank and Trust Company, an affiliate of the Fund's direct investment manager, Asian Direct Capital Management, was approximately US$700,000. The non-audit services provided to State Street Bank and Trust Company were not related directly to the operations and financial reporting of the Fund. During this period, Deloitte did not provide any services to Martin Currie Inc.

         For the fiscal year ended October 31, 2004, KPMG did not bill the Fund any non-audit fees. During the same period, the aggregate non-audit fees billed by KPMG for services rendered to State Street Bank and Trust Company, an affiliate of the Fund's direct investment manager, Asian Direct Capital Management, was approximately US$14 million. The non-audit services provided to State Street Bank and Trust Company were not ongoing services and were not related directly to the operations and financial reporting of the Fund. During this period, KPMG did not provide any services to Martin Currie Inc.

(h) The Fund's Audit Committee has determined that the provision of non-audit services by Deloitte to State Street Bank and Trust Company is compatible with maintaining Deloitte's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Fund's audit committee are Alan Tremain, James J. Lightburn, Nigel Tulloch, Joe
O. Rogers and Michael F. Holland.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END INVESTMENT COMPANIES.

Attached to this Form N-CSR as exhibit 12(a)(4) are copies of the proxy voting policies and procedures of the Fund and its investment advisers, Asian Direct Capital Management and Martin Currie, Inc.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Required disclosure beginning with fiscal year ending after 12/31/05.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors during the period covered by this Form N-CSR filing.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b)
         or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or
         240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)   Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)   Not applicable.

(a)(4) Proxy voting policies and procedures of the Fund and its investment advisers are attached hereto in response to Item 7.

(b)      The certifications required by Rule 30a-2(b) of the 1940 Act and
         Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:      /s/Gary L. French
         ---------------------
         Gary L. French
         President of The China Fund, Inc.

Date:    January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Gary L. French
         ---------------------
         Gary L. French
         President of The China Fund, Inc.

Date:    January 9, 2006

By:      /s/William C. Cox
         ---------------------
         William C. Cox
         Treasurer of The China Fund, Inc.

Date:    January 9, 2006